PATTCO, INC./TELECOMMUTE SOLUTIONS
                               FINANCING AGREEMENT
                               -------------------


     This Agreement, made and entered into this ________day of August, 1998, among PATTCO, INC. a Kentucky corporation with its principal office located at Ten Thousand Building, Shelbyville Road, Louisville, Kentucky 40223 ("Purchaser"), TELECOMMUTE SOLUTIONS GP, INC., a Texas corporation with its principal office located at 2839 Paces Ferry Road, Suite 500, Atlanta, Georgia 30339 (the "Company") and CHARTER COMMUNICATIONS INTERNATIONAL, INC., a Nevada corporation with its principal office located at 2839 Paces Ferry Road, Suite 500, Atlanta, Georgia 30339 ("Charter").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, Purchaser intends to purchase from the Company and the Company intends to sell and issue to Purchaser, on the terms and conditions set forth herein, 2,000 shares of the one ($1.00) dollar par value preferred stock of the Company, which stock shall have certain conversion features; and

     WHEREAS, Purchaser and the Company intend to set forth the terms and conditions relating to Purchaser's right to purchase 2,000 additional shares of preferred stock of the Company, such shares also to have certain conversion features; and

     WHEREAS, the parties intend to set forth herein additional terms and conditions relating to the foregoing transactions

     WHEREAS, the Company and its shareholders desire to set forth certain terms relating to the ownership of the Company's capital stock;

     NOW, THEREFORE, for and in consideration of the premises and mutual promises herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1.     DEFINITIONS.
            -----------

     1.1     First  Tranche  Preferred Stock.  The term "First Tranche Preferred
             -------------------------------
Stock" shall mean the 2,000 shares of Series A preferred stock of the Company ("Series A Preferred Stock") issued to Purchaser pursuant to Section 2.1 hereof.

     1.2     Second Tranche Preferred Stock.  The term "Second Tranche Preferred
             ------------------------------
Stock" shall mean the 2,000 shares of Series B preferred stock of the Company ("Series B Preferred Stock") which Purchaser shall have the right and option to purchase pursuant to Section 3.1 hereof.

                                       20
     1.3     Second  Tranche Purchase Period.  The term "Second Tranche Purchase
             -------------------------------
Period" shall mean the time period commencing on the date of this Agreement and terminating on the first anniversary of this Agreement.

     1.4     Conversion  Period.  The  term  "Conversion  Period" shall mean the
             ------------------
time period commencing on the date of this Agreement and terminating on the third anniversary of this Agreement.

     1.5     Preferred  Shares.  The  term  "Preferred  Shares"  shall  mean the
             -----------------
shares of preferred stock of the Company constituting the First Tranche Preferred Stock and, if issued, the Second Tranche Preferred Stock.

     1.6     Company  Common  Stock.  The term "Company Common Stock" shall mean
             ----------------------
the shares of $1.00 par value capital common stock of the Company into which the Preferred Shares may be converted pursuant to the terms of Sections 2.3 or 3.3 hereof.

     1.7     Charter  Common  Stock.  The term "Charter Common Stock" shall mean
             ----------------------
the shares of $.00001 par value capital common stock of Charter into which the Preferred Shares may be converted pursuant to the terms of Sections 2.3 or 3.3 hereof.


     2.     FIRST  TRANCHE PREFERRED STOCK.  Purchaser hereby subscribes for and
            ------------------------------
purchases, and the Company hereby sells and issues to Purchaser, the First Tranche Preferred Stock on the following terms and conditions:

     2.1     Purchase  Price  and  Issuance.  Upon  execution of this Agreement,
             ------------------------------
Purchaser has paid, by bank check or wire transfer, and the Company hereby acknowledges receipt of, the purchase price for the First Tranche Preferred Stock in the aggregate amount of $2,000,000. In exchange for such purchase price, the Company has issued the First Tranche Preferred Stock to Purchaser and has delivered to Purchaser the certificate reflecting such Preferred Shares (the "Closing").

     2.2     Rights  and  Privileges  of  First  Tranche  Preferred  Stock.  The
             -------------------------------------------------------------
Preferred Shares constituting the First Tranche Preferred Stock have the rights, privileges, preferences and restrictions set forth on Exhibit A attached hereto and made a part hereof.

     2.3     First Tranche Conversion Rights.  At any time during the Conversion
             -------------------------------
Period, Purchaser may give written notice to the Company and to Charter of its election to exercise the conversion of the First Tranche Preferred Stock for either, at Purchaser's sole discretion: (i) 2,643 shares of Company Common Stock, or (ii) 666,667 shares of Charter Common Stock.

     2.4     Conversion  Procedure.  Set forth below is the conversion procedure
             ---------------------
which shall be applicable to the conversion of the First Tranche Preferred Stock pursuant to Section 2.3 and the conversion of the Second Tranche Preferred Stock pursuant to Section 3.3:

     (i) in order to exercise such conversion rights, Purchaser must tender written notice to the Company and to Charter during the Conversion Period setting forth the number of the Preferred Shares to be converted, and designating whether the conversion shall be to Company Common Stock or Charter Common Stock;

     (ii) such conversion rights may be exercised for less than all of the Preferred Shares constituting the First Tranche Preferred Stock or the Second Tranche Preferred Stock, as the case may be, in exchange for a pro rata number of shares of Company Common Stock or Charter Common Stock; in addition, the conversion can be effectuated partially for Company Common Stock and partially for Charter Common Stock, again on a pro rata basis; and

     (iii) within thirty (30) days of the giving of such conversion notice, Purchaser shall deliver to the Company the stock certificate for the Preferred Shares to be converted (with proper endorsement transferring title thereto to the Company) and, in exchange therefor, the Company or Charter, as the case may be, shall as soon as possible issue to Purchaser the Company Common Stock or Charter Common Stock, as the case may be, and shall deliver a stock certificate reflecting same. If the conversion is effectuated for less than all of the First Tranche Preferred Stock or Second Tranche Preferred Stock, as the case may be, the Company shall redeliver to Purchaser a replacement stock certificate reflecting the remaining unconverted Preferred Shares.


     3.     SECOND  TRANCHE PREFERRED STOCK.  Purchaser shall have the right and
            -------------------------------
option  to  purchase  the Second Tranche Preferred Stock on the following basis:

     3.1     Purchase of Second Tranche Preferred Stock.  At any time during the
             ------------------------------------------
Second Tranche Purchase Period, Purchaser may give written notice to the Company exercising its right to purchase all (but not less than all) of the Second Tranche Preferred Stock and, together with such written election, Purchaser shall tender by bank check or wire transfer the purchase price for the Second Tranche Preferred Stock in the amount of $2,000,000. Upon timely receipt of such notice and purchase price, the Company shall issue the Second Tranche Preferred Stock to Purchaser and shall, as soon thereafter as practicable, deliver to Purchaser a certificate reflecting such Preferred Shares (the "Second Closing").

     3.2     Rights  and  Preferences  of  Second  Tranche Preferred Stock.  The
             -------------------------------------------------------------
Preferred Shares constituting the Second Tranche Preferred Stock shall have rights, preferences, privileges and restrictions identical to the First Tranche Preferred Stock, except with respect to the conversion rights set forth in
Section  3.3.

     3.3     Second Tranche Conversion Rights.  At any time during the remaining
             --------------------------------
portion of the Conversion Period, Purchaser may give written notice to the Company and to Charter of its election to exercise the conversion of the Second Tranche Preferred Stock for either: (i) 1,057 shares of Company Common Stock, or (ii) 500,000 shares of Charter Common Stock. The procedure for the exercise of such conversion shall be as set forth in Section 2.4 hereof.

     4.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.  The  Company
            --------------------------------------------------
represent and warrant to Purchaser as follows, as of the date of this Agreement and as of the date of the Second Closing:

     4.1     Organization;  Standing.  The  Company  is  a  corporation  duly
             -----------------------
organized, validly existing and in good standing under the laws of the State of Texas. The Company has all requisite corporate power and authority to conduct its business and operations as presently conducted and to own and hold the property and assets that it owns or holds. The Company is duly qualified to transact business in each jurisdiction where the ownership and operation of the Company's properties requires such qualification.

     4.2     Corporate  Power;  Authorization.  The  Company  has  all requisite
             --------------------------------
legal and corporate power and authority to execute, deliver and perform this Agreement. The Company has duly taken all corporate actions necessary to authorize the execution, delivery and performance by the Company of this Agreement. This Agreement has been duly executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to the enforcement of creditors' rights generally.

     4.3     No  Breach.  The  Company  is  not  in violation of any term of its
             ----------
articles of incorporation or bylaws. The execution, delivery and performance of this Agreement do not and will not contravene the articles of incorporation or bylaws of the Company and do not and will not (with the passage of time or the giving of notice or both) conflict with or result in a breach or violation by the Company of, or constitute a default by the Company under or pursuant to, any law, judgment, contract, arrangement or understanding to which the Company is a party or by which the Company is subject or bound.

     4.4     Valid  Issuance.  The  First  Tranche  Preferred  Stock  and Second
             ---------------
Tranche Preferred Stock, when purchased and issued in accordance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable shares of the Company's preferred stock. The issuance of the Preferred Shares pursuant to this Agreement will comply with all applicable laws, including federal and state securities laws, and will not violate the preemptive rights of any person. The Company Common Stock and/or Charter Common Stock issuable upon conversion of the Preferred Shares being purchased under this Agreement will be, upon issuance and delivery in accordance with the terms of this Agreement, duly and validly issued, fully paid and nonassessable and free from restrictions on transfer other than restrictions on transfer under applicable federal and state securities laws. The issuance of the Company Common Stock and/or Charter Common Stock upon conversion of the Preferred Shares will comply with all applicable laws, including federal and state securities laws, and will not violate the preemptive rights of any person.

     4.5     Finders  and  Brokers.  The  Company  has  not  entered  into  any
             ---------------------
contract, arrangement or understanding with any person or entity which will result in the obligation of Purchaser or the Company to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the transactions contemplated hereby.

     4.6     Books  and  Records.  All  books,  records and financial statements
             -------------------
pertaining to the Company have been made available for review by Purchaser and its representatives and are correct and complete in all material respects, have been maintained by the Company in accordance with good business practices and accurately reflect the basis for the financial condition and results of operations of the Company set forth in the financial statements.

     4.7     Capitalization.
             --------------

     (a) The authorized capital stock of the Company consists of [i] 100,000 Common Shares with $1.00 par value per share ("Common Shares"), of which at the date hereof 5,100 shares are validly issued and outstanding, fully paid and nonassessable, and owned, beneficially and of record, by Charter, and [ii] 100,000 shares of preferred stock, $1.00 per share par value, none of which at the date hereof are validly issued and outstanding. Of the 100,000 shares of preferred stock, 2,000 shares have been designated as Series A Preferred Stock, and 2,000 shares have been designated as Series B Preferred Stock (together, the Series A Preferred Stock and Series B Preferred Stock are referred to as "Preferred Shares"). The Series A Preferred Stock has the rights and privileges set forth in Section 2.2 and the Series B Preferred Stock has the rights and privileges set forth in Section 3.2. 3,700 Common Shares have been duly and validly reserved for issuance upon conversion of the Preferred Shares issued to the Purchaser. Except for Charter's ownership of 5,100 shares of Company Common Stock and the provision for 1,200 shares of Company Common Stock to be subject to the equity plan for the Company's management pursuant to Section 6.3 hereof, and except for the conversion rights relating to the Preferred Shares as set forth herein, there are no other parties with any subscription, calls, commitments, ownership, option, warrant or other rights (including conversion or preemptive rights and rights of first refusal) to the capital stock of the Company, or proxy or stockholder agreements or agreements of any character relating to shares of the Company's capital stock or the Preferred Shares to be issued hereunder or any instruments that can be converted into shares of the Company's capital stock or the Preferred Shares to be issued hereunder, except for the provision for 1,200 shares of Company Common Stock to be subject to the equity plan for the Company's management pursuant to Section 6.3 hereof. None of the shares of the Company's capital stock have been issued in violation of any preemptive rights. All issuances, transfers, or purchases of the capital stock of the Company have been in compliance with all applicable agreements and all applicable laws, including federal and state securities laws, and all taxes thereon, if any, have been paid. There are no contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of capital stock of the Company.

     (b) The authorized capital stock of Charter is as described in the Subscription Agreement dated July 15, 1998, between Charter and James A. Patterson.

     4.8     Financial  Statements.  The  Company  has  delivered to Purchaser a
             ---------------------
complete and correct copy of the audited balance sheet of the Company as at June 30, 1998 and the related statements of operations and cash flows compiled by the Company and reviewed as described in such Balance Sheet, and the unaudited balance sheet (the "Balance Sheet") of the Company as at the date set forth on such Balance Sheet (the "Balance Sheet Date") and the related statement of operations and cash flows compiled by the Company (collectively, the "Financial Statements"), copies of which are attached as Exhibit E. The Financial Statements are complete and correct, are in accordance with the books and records of the Company and present fairly the financial condition and results of operations of the Company, as at the dates and for the periods indicated, and have been prepared in accordance with generally accepted accounting principles consistently applied, except that the Financial Statements that have been prepared for the internal use of management may not be in accordance with generally accepted accounting principles because of the absence of footnotes normally contained herein and are subject to normal year-end audit adjustments which in the aggregate will not be material.

     4.9     Absence  of  Liabilities.  The Company did not have, at the Balance
             ------------------------
Sheet Date, any liabilities of any type which in the aggregate exceeded $50,000, whether absolute or contingent, which were not fully reflected on the Balance Sheet, and, since the Balance Sheet Date, the Company has not incurred or otherwise become subject to any such liabilities or obligations except in the ordinary course of business.

     4.10     Governmental  Consents.  No  consent,  approval,  order  or
              ----------------------
authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the execution and delivery of this Agreement, the offer, issue, sale and delivery of the Preferred Shares, or the other transactions to be consummated pursuant to this Agreement. Based on the representations made by Purchaser in written documents provided to the Company, the offer and sale of the Preferred Shares to Purchaser will be in compliance with applicable federal and state securities laws.

     4.11     Litigation.  There is no action, suit, proceeding or investigation
              ----------
pending, or, to the best of the Company's knowledge, any basis thereof or threat thereof, against the Company or Charter, which questions the validity of this Agreement or the right of the Company or Charter to enter into it, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition (financial or otherwise), business or prospects of the Company.

     4.12     Ordinary  Course of Business.  Since the Balance Sheet Date, there
              ----------------------------
has been no material adverse change in the condition, financial or otherwise, net worth or results of operations of the Company, other than changes occurring in the ordinary course of business which changes have not, individually or in the aggregate, had a materially adverse effect on the business, prospects, properties or condition, financial or otherwise, of the Company.

     4.13     Taxes.  The  amount  shown  on  the Balance Sheet as provision for
              -----
taxes is sufficient in all material respects for payment of all accrued and unpaid federal, state, county, local and foreign taxes for the period then ended and all prior periods. The Company has filed or has obtained presently effective extensions with respect to all federal, state, county, local and foreign tax returns which are required to be filed by it, such returns are true and correct and all taxes shown thereon to be due have been timely paid with exceptions not material to the Company. Federal income tax returns of the Company have not been audited by the Internal Revenue Service, and no controversy with respect to taxes of any type is pending or, to the knowledge of the Company, threatened.

     4.14     Property  and  Assets.  The  Company  has good title to all of its
              ---------------------
material properties and assets, including all properties and assets reflected in the Balance Sheet, except those disposed of since the date thereof in the ordinary course of business, and none of such properties or assets is subject to any mortgage, pledge, lien, security interest, lease, charge or encumbrance other than those the material terms of which are described in the Balance Sheet, except as described on Schedule 4.14.

     4.15     Material  Contracts  and  Obligations.  Schedule 4.15 sets forth a
              -------------------------------------
list of all material agreements of any nature to which the Company is a party or by which it is bound.

     4.16     Compliance.  The  Company  has, in all material respects, complied
              ----------
with all laws, regulations and orders applicable to its present and proposed business and has all material permits and licenses required thereby. The Company is not in breach or violation of any term or provision of any material mortgage, indenture, contract, agreement or instrument to which the Company is a party or by which it is bound, or, to the knowledge of the Company, of any provision of any state or federal judgement, decree, order, statute, rule or regulation applicable to or binding upon the Company, which breach or violation materially adversely affects or, so far as the Company may now foresee, in the future is reasonably likely to materially adversely affect, the business, prospects, condition, affairs or operations of the Company or any of its properties or assets.

     4.17     Disclosures.  Neither  this  Agreement nor any schedule or exhibit
              -----------
hereto, nor any report, certificate, or instrument furnished to Purchaser or their counsel in connection with the transactions contemplated by this Agreement, including without limitation, the Business Plan of the Company, a copy of which has been provided to Purchaser (the "Plan") and attached as Exhibit D, when read together, contains or will contain any material misstatement of fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. The Company knows of no information or fact which has or would have a material adverse effect on the financial condition, business or prospects of the Company which has not been disclosed to Purchaser. Each projection furnished in the Plan was prepared with due care based on reasonable assumptions and represents the Company's best estimate of future results based on information available as of the date of the Plan. No projection referred to in the preceding sentence shall be deemed to be misleading unless it is shown that any such projection was made without a reasonable basis or was disclosed other than in good faith.

5.     REPRESENTATIONS AND WARRANTIES OF PURCHASER.  Purchaser hereby represents
       -------------------------------------------
and warrants to the Company and Charter as follows as of the date of this Agreement and as of the date of the Second Closing:

     5.1     Corporate  Action.  All  corporate  action on the part of Purchaser
             -----------------
for the authorization, execution, delivery and performance of this Agreement by the Purchaser have been fully taken.

     5.2     No  Registration.  Purchaser has been advised and acknowledges that
             ----------------
neither the Preferred Shares to be issued hereunder nor the Company Common Stock nor the Charter Common Stock issuable upon conversion of the Preferred Shares have been or will be registered pursuant to the Securities Act of 1933 and, therefore, none of them can be resold unless they are registered pursuant to the Securities Act of 1933 or unless an exemption from registration is available.

     5.3     Purchase  for  Investment, etc..  Purchaser represents and warrants
             -------------------------------
to  the  Company  and  Charter,  their  representatives  and  agents,  that:

     (a) Purchaser is aware that no federal or state agency has made any finding or determination as to the fairness of an investment in the Preferred Shares nor any recommendation nor endorsement with respect thereto.

     (b) Purchaser recognizes that an investment in the Preferred Shares involves a high degree or risk;

     (c) any information Purchaser has supplied to the Company, its representatives or agents in connection with the transactions described herein is true and correct;

     (d) Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the risks and merits of participating in this investment and protecting Purchaser's interests in connection with this investment;

     (e) Purchaser is able to bear the economic risk of the investment in the Preferred Shares, including the risk of total loss of the investment;

     (f) Purchaser has received and has thoroughly reviewed the Company's financial statements and no statement, printed material or inducement given or made by any person is contrary to the information contained in the financial statements;

     (g) Purchaser has had an opportunity to ask questions of the officers and directors of the Company and to receive answers from them concerning this investment and the Company and its officers and directors have made all relevant information available to Purchaser, including materials, books and records of the Company.

     (h) Purchaser represents and warrants that it was not organized or reorganized for the specific purpose of acquiring the Preferred Shares;

     (i) Purchaser is aware that it must bear the economic risk of its investment in the Preferred Shares for an indefinite period of time because neither the Preferred Shares nor the Company Common Stock nor Charter Common Stock issuable upon conversion thereof have been or will be registered under the Securities Act of 1933 or the securities laws of any state and, therefore, none of them can be resold unless subsequently registered under the Securities Act of 1933 and any applicable state securities laws or an exemption from registration is available;

     (j) Purchaser acknowledges that a legend will be placed on the certificates for the Preferred Shares and on the certificates for the shares of Company Common Stock and Charter Common Stock issuable upon conversion thereof in substantially the following form;

"THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, THIS SECURITY MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, EXCEPT UPON DELIVERY TO THE ISSUER OF THIS CERTIFICATE OF AN OPINION OF COUNSEL SATISFACTORY TO COUNSEL FOR THE ISSUER THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO COUNSEL FOR THE ISSUER OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE
SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER."; and

     (k) Purchaser acknowledges that stop transfer instructions will be implemented with respect to the Preferred Shares and the shares of Company Common Stock and Charter Common Stock issuable upon conversion thereof to restrict the resale, pledge, hypothecation or other transfer thereof.

     6.     AFFIRMATIVE  COVENANTS  OF  THE  COMPANY  AND  COVENANT.
            -------------------------------------------------------

     6.1     Key Management Employment Agreements.  Simultaneously with or prior
             ------------------------------------
to the execution of this Agreement, upon approval by the new board of directors referenced in Section 6.2 hereof, the Company shall enter into the employment agreements with Messrs. Stephen L. Schilling and Dean Brown substantially in the form attached hereto as Exhibit B and made a part hereof.

     6.2     Board  Members.  The  board  of  directors  of the Company shall be
             --------------
composed of five members, two of whom shall be designated (chosen, removed or replaced, as the case may be) by Messrs. Thomas A. Dieruf and James Patterson. The Articles of Incorporation and Bylaws of the Company will contain provisions authorizing no more than five directors and indemnifying its directors to the fullest extent permitted under applicable law. The Board of Directors will hold regular meetings at least once every three months. These covenants shall constitute an agreement among shareholders, and therefore cannot be abrogated or frustrated by contrary votes or actions by the majority members of the board of directors or by majority shareholder vote.

     6.3     Management  Equity  Incentive  Plan.  The  parties  acknowledge and
             -----------------------------------
consent to the implementation by the Company as soon as practicable after the date hereof of an equity incentive plan for management of the Company; such plan shall provide for the issuance of up to 1,200 shares of Company Common Stock to key management personnel of the Company, with the "vesting" of such stock to occur over a three year period based upon the achievement of financial and operating goals established by the Company.

     6.4     Additional  Financing.  In the event the Company intends to procure
             ---------------------
additional equity capital financing (to be distinguished from vendor or equipment financing, or traditional operating debt) during the Second Tranche Purchase Period, the Company shall so notify Purchaser and give Purchaser a reasonable opportunity to negotiate for the provision of such additional capital before obtaining such capital from third parties.

     6.5     Conversion  Adjustments.  The  provisions  concerning conversion of
             -----------------------
the Preferred Shares pursuant to Sections 2.3 and 3.3 hereunder shall be subject to adjustment from time to time as follows, with the term "Issuer" as used below to mean the Company or Charter, or both, as the case may be, with respect to conversion rights relating to the Company Common Stock or Charter Common Stock:

     (a)     Reorganization,  Merger,  Etc.  If  any  capital  reorganization or
             -----------------------------
reclassification of the Issuer, or any consolidation or merger of the Issuer with another entity is effected in such a way that holders of the Issuer's common stock receive stock, securities or assets with respect to or in exchange for their shares, then provision shall be made whereby the conversion rights of Purchaser shall be adjusted such that, upon conversion, Purchaser shall have the right to receive in exchange for the Preferred Shares such securities or assets as were issued or payable with respect to or in exchange for the Company Common Stock or Charter Common Stock, as the case may be, which Purchaser would have otherwise received if the conversion had occurred immediately prior to such reorganization, reclassification, consolidation or merger.

     (b)     Stock  Dividends,  Etc.  In addition to those adjustments set forth
             ----------------------
in Section 6.5(a), but without duplication of the adjustments to be made under such Section, if the Issuer:

(i) pays a dividend or makes a distribution on its common stock in shares of its common stock;

(ii) subdivides its outstanding shares of common stock into a greater number of shares;

(iii) combines its outstanding shares of common stock into a smaller number of shares;

(iv) makes a distribution on its common stock in shares of its capital stock other than common stock; and/or

(v) issues, by reclassification of its common stock, any shares of its capital stock;

then the number and kind of shares receivable upon conversion of the Preferred Shares shall be adjusted so that Purchaser, upon conversion of the Preferred Shares, shall be entitled to receive the kind and number of shares or other securities of the Issuer that Purchaser would have owned or been entitled to receive after the happening of any of the events described above had the conversion of the Preferred Shares been exercised immediately prior to the happening of such event.

     6.6     Opinion  to be Delivered as of the date of this Agreement and as of
             -------------------------------------------------------------------
the  date  of  the  Second  Closing.   At  the  closing  of  the  transactions
-----------------------------------
contemplated by this Agreement, and as of the Second Closing, Purchaser will receive an opinion from Cushing, Morris, Armbruster & Jones, LLP, counsel for the Company, dated as of the date hereof, addressed to Purchaser, the form of which is attached as Exhibit C.

     6.7     Accounting  Systems.  The  Company  will  maintain  a  system  of
             -------------------
accounting established and administered in accordance with generally accepted accounting principles consistently applied.

     6.8     Periodic  Reports;  Budgets
             ---------------------------

     (a) The Company will furnish Purchaser as soon as practicable, and in any event within 90 days after the end of each fiscal year of the Company, an annual report of the Company, including an audited balance sheet as at the end of such fiscal year and audited statements of operations, income, and statement of cash flows for such fiscal year, setting forth in each case in comparative form corresponding figures for the preceding fiscal year and for the budget for the fiscal year completed (provided, however, that information as to the budgeted figures will not be audited), all of which will be materially correct and complete and will fairly present the financial condition of the Company at the date shown and the results of its operations for the period then ended. Such financial statements shall be accompanied by the report thereon of nationally recognized independent public accountants engaged by Charter for its other businesses to the effect that such financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior years (except as otherwise specified in such report). The Company will use its best efforts to conduct its business so that such report of the independent public accountants will not contain any qualifications as to the scope of the audit, the continuance of the Company, or with respect to the Company's compliance with generally accepted accounting principles consistently applied, except for changes in methods of accounting in which such accountants concur.

     (b) The Company will furnish to Purchaser as soon as practicable and in any event within 30 days after the end of each calendar quarter, a quarterly report of the Company consisting of an unaudited balance sheet as at the end of such quarter and an unaudited statement of operations and statement of changes in final position for such quarter and for the fiscal year to date, setting forth in each case in comparative form the corresponding figures for the preceding year and for the budget. All such reports shall be certified to by the chief financial officer of the Company to be correct and complete, to fairly present the financial condition of the Company at the date shown and the results of its operations for the period then ended and to have been prepared in accordance with generally acceptable accounting principles consistently applied, except for normal year-end adjustments. The reports for each calendar quarter shall include a narrative discussion prepared by the Company describing the business operations of the Company during the preceding calendar quarter.

     (c) The Company will furnish to Purchaser, as soon as practicable and in any event not less than 30 days prior to the end of each fiscal year of the Company, an annual operating budget and business plan for the Company for [i] the succeeding fiscal year, containing projections of profit and loss, cash flow and ending balance sheets for each month of such fiscal year and [ii] the succeeding three (3) fiscal years, containing projections of profit and loss, cash flow and ending balance sheets for each of such years. Promptly upon preparation thereof, the Company will furnish to Purchaser any other budgets that the Company may prepare and any revisions of such previously furnished budgets.

     (d) If any accountant's management letter or other reports are submitted to the Company by its independent public accountants in connection with an annual or interim audit of the books of the Company, the Company will furnish Purchaser, promptly after receipt, such letter or other reports and any responses of the Company thereto.

     (e) The Company will furnish to Purchaser as of the date of this Agreement a Plan, setting forth a business plan for the Company and budget for the 12 month period following the date thereof, including a detailed statement of the uses of the proceeds from the Preferred Shares. For so long as Purchaser holds Preferred Shares or Company Common Stock, the Company will provide Purchaser with a revised Plan on an annual basis.

     6.9     Certificates of Compliance.     Concurrently with the furnishing of
             --------------------------
the reports pursuant to Sections 6.8(a) and 6.8(b) hereof, the Company will furnish to Purchaser a certificate of an officer stating that the Company is not in material default under, and has not materially breached, any agreements or obligations, including, without limitation, this Agreement, or if any such default or breach exists, specifying the nature thereof and what actions the Company has taken and proposes to take with respect thereto. Concurrently with the furnishing of the reports pursuant to Section 6.8(a) hereof, the Company will cause to be furnished to Purchaser a statement of the independent public accountants of the Company to the effect that they have caused the provisions of this Agreement to be reviewed and that in the course of their audit of the Company nothing has come to their attention to lead them to believe that any default hereunder exists or, if such is not the case, specifying such default or possible default and the nature thereof. The Company covenants that promptly after the occurrence of any default hereunder or any default hereunder or breach of any material agreement or any other material adverse event or circumstance affecting the Company, it will deliver to Purchaser a certificate of an officer specifying in detail the nature and period of existence thereof, and what actions the Company has taken and proposes to take with respect thereto.

     6.10     Other  Reports  and  Inspection.
              -------------------------------

     (a) The Company will furnish to Purchaser as soon as practicable after issuance, copies of any financial statements or reports prepared by the Company for or otherwise furnished to its shareholders, or to any other person or entity. The Company will furnish promptly to Purchaser such other documents, reports and financial data as Purchaser may reasonably request. The Company will, upon reasonable prior notice, make available to Purchaser or designees during normal business hours [a] all assets, properties and business records of the Company for inspection and copying and [b] the directors, officers and employees of the Company for interviews concerning the business, affairs and finances of the Company.

     (b) Charter will furnish to Purchaser as soon as reasonably possible copies of all filing made with the Securities and Exchange Commission.

     6.11     Licenses.  The  Company  will  obtain  and  keep in full force and
              --------
effect all material licenses, permits and other authorizations from governmental authorities which shall be necessary to the conduct of its business. The Company covenants and agrees to use its best efforts, and Charter covenants and agrees to use its best efforts to cause the Company, to maintain and keep in full force and effect all licenses, permits and authorizations from governmental authorities, including all licenses, permits and authorizations from government authorities.

     6.12     Material  Changes.  The  Company will promptly notify Purchaser of
              -----------------
any material adverse change in the business, properties, assets or condition, financial or otherwise, of the Company, and of any litigation or governmental proceeding pending or, to the best knowledge of the Company or of Charter, threatened against the Company or against any officer or key employee of the Company.

     6.13     Compliance  with Law.  The Company will comply with all applicable
              --------------------
laws, statutes, rules, regulations, ordinances, decisions and orders of the United States, of the states thereof and their counties and municipalities and other subdivisions and of any other jurisdiction or governmental authority applicable to the Company, the violation of which would have a material adverse effect on the business, operations, properties, assets, liabilities or condition, financial or otherwise, or the results of operations or prospects, of the Company. The Company covenants and agrees to use its best efforts, and Charter covenants and agrees to use its best efforts to cause the Company, to comply with the laws, statutes, rules, regulations, ordinances, decisions and orders of the United States, of the states thereof and their counties, municipalities and other subdivisions and of any other jurisdiction or governmental authority applicable to the Company.

     6.14     Use  of Proceeds.  The Company will use the proceeds from the sale
              ----------------
of  the  Preferred  Shares  for  working  capital.

     6.15     Reservation  of  Preferred  Shares  and Common Stock.  The Company
              ----------------------------------------------------
shall reserve and keep available out of its authorized but unissued Preferred Shares and Company Common Stock at least the number of shares of Preferred
Shares and Company Common Stock required for issuance upon the exercise of Purchaser's rights with respect to the Second Tranche Preferred Stock and the conversion of all of the Preferred Shares (including any additional shares of Common Stock which may become so issuable by reason of the operation of anti-dilution provisions of the Preferred Shares). Charter shall reserve and keep available out of its authorized but unissued Charter Common Stock at least the number of shares of Charter Common Stock required for issuance upon the exercise of Purchaser's rights with respect to the conversion of all of the Preferred Shares (including any additional shares of Common Stock which may become so issuable by reason of the operation of anti-dilution provisions of the Preferred Shares).

     6.16     Compensation  and Audit Committees.  The Company will at all times
              ----------------------------------
maintain a Compensation Committee and an Audit Committee of the Board of Directors of the Company. At least a majority of the members of each such committee shall consist of directors who are not members of management of the Company. The Compensation Committee shall make recommendations to the Board of Directors regarding all matters of compensation, including matters pertaining to reserved employee shares and stock options for officers and employees of the Company.

     6.17     Conflicting  Agreements.  The  Company  will  not  enter  into any
              -----------------------
agreement which by its terms might restrict the performance of the Company's obligations pursuant to the terms of this Agreement or with respect to the rights and preferences of the Preferred Shares, or any other agreements attached as exhibits hereto, including but not limited to, registration rights, the payment of dividends on, or the redemption, voting or conversion of, the Preferred Shares.

     6.18      Opinion  to  be Delivered as of the date of this Agreement and as
               -----------------------------------------------------------------
of  the  date of the Second Closing.   As of the Closing and the Second Closing,
 ----------------------------------
Purchaser will receive an opinion from Cushing, Morris, Armbruster & Jones, LLP, counsel for the Company, dated as of the Closing or the Second Closing, as applicable, addressed to Purchaser, and substantially in the form of the opinion letter attached as Exhibit C.

     7.     NEGATIVE COVENANTS OF THE COMPANY.  So long as Purchaser retains all
            ---------------------------------
of the Preferred Shares, the Company agrees and covenants with Purchaser that, without the prior approval of Purchaser, which shall not be unreasonably withheld:

     7.1     Merger; Sale of Assets.  The Company will not become a party to any
             ----------------------
merger or consolidation, or sell, lease or otherwise dispose of any of its assets, other than sales and leases of assets in the ordinary course of business and other than the replacement of outmoded or damaged equipment with new equipment. The Company will not voluntarily dissolve, liquidate or wind up the Company or carry out any partial liquidation of the Company.

     7.2     Business.  The  Company  will  engage  only  in  the  business  of
             --------
providing telecommuting and related services and any and all activities appropriate or necessary in connection therewith.

     7.3     Stock  Repurchases.  Except  with  respect to the Preferred Shares,
             ------------------
the Company will not purchase or redeem any shares of its capital stock other than pursuant to agreements with officers or employees of the Company relating to the repurchase of stock after termination of employment.

     7.4     Dividends.  The  Company  shall  not declare or pay any dividend or
             ---------
make  any  distribution  in cash or property to the shareholders of the Company.

     7.5     Amendments.  The  Company  will  not  amend  its  Certificate  of
             ----------
Incorporation  or  Bylaws.

     7.6     Other  Series of Preferred Shares.  The Company will not authorize,
             ---------------------------------
create  or issue any series or shares of preferred stock senior or pari passu to
                                                                   ---- -----
the  Preferred  Shares.

     7.7     Indebtedness.  The  Company  will  not  create,  incur or assume or
             ------------
otherwise become or, remain liable with respect to indebtedness to be incurred in any one year or make or commit to make capital expenditures in any one year in excess of the amounts set forth in the Company's annual budget prepared pursuant to the provisions of Section 6.8 hereof

     7.8     Stock.  The  Company  will  not  [a] authorize, create or issue any
             -----
series or shares of Preferred Shares or any other shares of capital stock (or options, warrants or other rights to purchase or acquire any capital stock or any security convertible into or exchangeable or exercisable for any capital stock) except that the Company may issue reserved employee shares, as contemplated by Section 6.3 hereof, or [b] take any action which would alter or adversely affect the rights of the holders of Preferred Shares.

     8.     EXPENSES.     The  Company  agrees,  in  the  event the transactions
            --------
contemplated hereby are consummated, to pay, and save Purchaser harmless against liability for the payment of the costs of filing any instruments contemplated hereby, any stamp and other transfer taxes which may be payable in respect of the execution and delivery of this Agreement or the issuance of Preferred Shares, and any fees and expenses (including, without limitation, reasonable attorneys' fees) incurred by Purchaser if Purchaser prevails in respect of the enforcement by Purchaser of the rights granted to Purchaser hereunder upon any breach of the terms hereof.

     9.     RIGHT  OF  FIRST  REFUSAL.
            -------------------------

     (a) Before a Shareholder (the "Transferring Shareholder") may Transfer any Securities to any person, the Transferring Shareholder shall have received a bona fide offer from a proposed transferee to acquire the Transferring
----  ----
Shareholder's Securities, shall first deliver a written notice to each of the other Shareholders at least twenty (20) days prior to the proposed Transfer stating the proposed terms and conditions of such Transfer, including, without limitation, the name and address of the prospective transferee, the purchase price and other terms and conditions of payment, the date on or about which such Transfer is to be made, and the conditions of payment, the date on or about which such Transfer is to be made, and the number of Subject Securities to be disposed of by the Transferring Shareholder, and shall comply with the terms of this Agreement. The notice will also contain an offer by the Transferring Shareholder to transfer all of the Subject Securities to the Company and the other Shareholders on the basis of their then current respective holdings of Common Shares (as if all of the Preferred Shares were fully converted) upon the same terms and conditions as the proposed Transfer. For a period of twenty (20) days after receipt of the notice, the Company shall have the right to purchase any of the Subject Securities. The other Shareholders shall have a period of twenty (20) days after expiration of the Company's option to give to the Transferring Shareholder written notice of their election to purchase the proportionate number of Subject Securities not purchased by the Company in accordance with this Section 9. If a Shareholder elects not to purchase all of such Shareholder's proportionate number of the Subject Securities within the twenty (20) day period, then the other Shareholders may have an additional five
(5) day period to elect to purchase the remaining Securities on the basis of their then current respective holdings of Common Shares (as if all the Preferred Shares were fully converted.) If the Company and the Shareholders collectively elect not to purchase all of the Subject Securities within the additional five
(5) day period, the Transferring Shareholder may proceed to Transfer the Securities to the proposed transferee on the same terms offered the Shareholders, subject to the co-sale rights set forth in Section 10, provided that the proposed transferee consents, in form and substance satisfactory to the Company's counsel, to be bound by all the applicable terms of Sections 9 and 10 of this Agreement and provided such Transfer can be effected in compliance with an exemption from the registration rights of applicable securities laws. If such Transfer is not consummated within sixty (60) days after the expiration of the period in which the Shareholders could have elected to purchase the Subject Securities, or if the terms of the Transfer are materially altered, the Transferring Shareholder must re-offer the Subject Securities to the Company and the other Shareholders in accordance with this Section 9 before any Transfer may be consummated.

     (b) Notwithstanding Section 9(a), a Shareholder may Transfer Shares to an Affiliate (as hereinafter defined) without complying with Section 9(a), provided that any Affiliate receiving, holding or owning Shares shall receive, hold and own such Shares subject to the terms of this Agreement and such Transferee or Transferees shall become a signatory hereto by executing this Agreement or a conformed counterpart of this Agreement. For purposes of this Agreement, an "Affiliate" shall mean any person or entity, directly or indirectly, controlling, controlled by or under common control with such person or entity and, in the case of a natural person that is a Shareholder, means members of his or her immediate family or a trust for their benefit.

     (c) The term "Transfer" shall mean and include any assignment, transfer, pledge or other disposition, for cash or cash equivalent consideration, to any person for any purpose whether direct or indirect, voluntary or involuntary, and shall include but shall not be limited to a private or public sale. "Transfer" shall not include exchanges of securities as a result of a merger, consolidation, or reorganization.

     (d) The term "Securities" shall mean any issued and outstanding shares of Company Common Stock and Preferred Shares.

     (e) The term "Subject Securities" shall mean and include any Securities proposed to be Transferred by a Shareholder pursuant to this Section 9.

     (f) The term "Shareholder" shall mean any holder of Company capital stock, including without limitation, Company Common Stock or Preferred Shares. The Company shall cause each and every Shareholder to be bound by the terms of
Section  9  and  10  of  this  Agreement.

     10.     SALE  OF SHARES.     In addition to the rights set forth in Section
             ---------------
9, whenever a Transferring Shareholder intends to sell Company Common Stock to a person other than another Shareholder or to another Shareholder's Affiliate, each Shareholder shall have the option to participate in such sale in the manner hereinafter set forth. To exercise the option, each Shareholder shall give written notice of election to the Transferring Shareholder within 10 days after the Shareholder has declined to purchase the Subject Securities in accordance with the provisions of Section 9. Thereupon, each Shareholder shall have the right to sell his or its Company Common Stock then owned or resulting from the conversion of Preferred Shares to the proposed purchaser upon the same terms and conditions specified in the notice containing the initial offer, pro rata with the Transferring Shareholder on the basis of his or its then current holding of Company Common Stock then owned or resulting from the conversion of Preferred Shares. The number of Subject Securities to be sold by Transferring Shareholder shall be reduced by the number of Securities all the Shareholders elect to sell. If the Shareholders exercise such option, they shall bear their pro rata portion of the expenses incident to such sale. Failure by a Shareholder to exercise the option within the 10 day period (or the 15 day period if extended five days pursuant to Section 9) shall be deemed a declination of his or its right to participate in such sale. However, if the sale to the third party is not consummated within sixty (60) days after the expiration of the 10 day period (or the 15 day period, if applicable), or if the terms of sale are materially altered, then the Shareholders must be given another opportunity to participate pursuant to the provisions of this Section 10.

     11.     SUBSCRIPTION  RIGHTS.
             --------------------

     (a) If at any time and from time to time after the date of the Agreement, the Company proposes to issue equity securities of any kind (the term "equity securities" shall include for these purposes any warrants, options or other rights to acquire equity securities and debt securities convertible into equity securities) of the Company (other than the issuance of securities (i) upon conversion of any Preferred Shares issued pursuant to this Agreement), (ii) to the public in a firm commitment underwriting pursuant to a registration statement filed under the Securities Act of 1933, as amended, (iii) pursuant to the acquisition of another corporation or other business entity by the Company by merger, purchase of substantially all of the assets or other form of reorganization or (iv) pursuant to an employee stock option plan, stock bonus plan, stock purchase plan, employment agreement, or other management equity program), then, as to each Shareholder, the Company shall: (i) give written notice setting forth in reasonable detail (1) the designation and all of the terms and provisions of the securities proposed to be issued (the "Proposed Securities"), (2) the price and other terms of the proposed sale of such securities, (3) the amount of such securities proposed to be issued and (4) such other information as Shareholder may reasonably request in order to evaluate the proposed issuance; and (ii) offer to issue to each such Shareholder a portion of the Proposed Securities equal to a percentage determined by dividing (x) the number of Company Common Shares held by such Shareholder and issuable to such Shareholder, assuming conversion in full of the Preferred Shares, by (y) the total number of Company Common Stock then outstanding, including for purposes of this calculation all Company Common Stock issuable upon conversion in full of any then outstanding convertible Securities.

     (b) Each such Shareholder must exercise its purchase rights hereunder within 10 days after receipt of such notice from the Company. If all of the Proposed Securities offered to such Shareholder are not fully subscribed by such Shareholder, the remaining Proposed Securities will be re-offered to the other Shareholders purchasing their full allotment. To the extent that the Company offers two or more securities in units, Shareholders must purchase such units as a whole and will not be given the opportunity to purchase only one of the Securities making up such unit.

     (c)     Upon  the  expiration  of  the  offering  periods described in this
Section 11, the Company may sell such Proposed Securities that the Shareholders have not elected to purchase during the 180 days following such expiration on terms and conditions not more favorable to the purchasers thereof than those offered to such holders. Any Proposed Securities offered or sold by the Company after such 180 day period must be re-offered to the Shareholders pursuant to the terms of this Section 11.

     12.     SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES;  INDEMNIFICATION.
             ----------------------------------------------------------------

     12.1     Survival.  All  representations and warranties in Sections 4 and 5
              --------
hereof shall survive the date hereof for a period of eighteen months or until the date of any conversion by Purchaser of the Preferred Shares hereunder, whichever is earlier (the "Claim Period"). No claim for breach of a representation or warranty, indemnity or otherwise may be asserted after the expiration of the Claim Period; provided that the written assertion of any claim by a party against the other hereunder with respect to the breach or alleged breach of any representation or warranty (or a series of facts which would support such breach) shall extend the Claim Period with respect to such claim through the date such claim is conclusively resolved. No investigation by either party shall relieve the other party from any liability for any misrepresentation or breach of warranty made by such other party in this Agreement.

     12.2     Indemnification  by  the  Company and by Charter.  The Company and
              ------------------------------------------------
Charter shall jointly and severally indemnify, defend and hold Purchaser harmless from and against any and all claims, losses, liabilities, damages (including without limitation, fines, penalties, and criminal or civil judgements and settlements), costs (including, without limitation, court costs) and expenses (including without limitation, attorneys' and accountants' fees) (collectively, "Loss" or "Losses") suffered or incurred by Purchaser or any successor or assigns thereto directly or indirectly resulting from:

     (a) Any material breach or inaccuracy of any representation or warranty of the Company or Charter set forth in Section 4;

     (b) Any breach of or noncompliance by the Company or Charter with any covenant or agreement of the Company or Charter contained in this Agreement; or

     (c) Any and all actions, suits proceedings, claims, demands, assessments and judgments incident to any of the foregoing;

     12.3     Indemnification  by  Purchaser.  Purchaser shall indemnify, defend
              ------------------------------
and hold the Company and Charter harmless from and against any and all claims, losses, liabilities, damages (including without limitation, fines, penalties, and criminal or civil judgements and settlements), costs (including, without limitation, court costs) and expenses (including without limitation, attorneys' and accountants' fees) (collectively, "Loss" or "Losses") suffered or incurred by the Company or Charter or any successor or assigns thereto directly or indirectly resulting from:

     (a) Any material breach or inaccuracy of any representation or warranty of the Purchaser set forth in Section 5;

     (b) Any breach of or noncompliance by Purchaser with any covenant or agreement of the Purchaser contained in this Agreement; or

     (c) Any and all actions, suits proceedings, claims, demands, assessments and judgments incident to any of the foregoing.

     13.     MISCELLANEOUS  PROVISIONS.
             -------------------------

     13.1     Governing Law; Amendment.  This Agreement shall be governed by and
              ------------------------
construed and enforced in accordance with the laws of the State of Georgia, without regard to principles of conflicts of law. This Agreement cannot be changed orally, and can be changed only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     13.2     Complete  Agreement; Counterparts.  This Agreement constitutes the
              ---------------------------------
entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior discussions, agreements and understandings of any and every nature among them. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     13.3     Assignment.  This  Agreement  is  not  assignable  by  the parties
              ----------
hereto  except  by  operation  of  law.

     13.4     Notices.  Any  notice or other communication given hereunder shall
              -------
be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, by facsimile transmission or by overnight courier, addressed as follows:

     if  to  the  Purchaser:

     PATTCO,  INC.
     Ten  Thousand  Building
     Shelbyville  Road
     Louisville,  Kentucky  40223
     Attn:  President

     with  a  copy  to:

     Brown,  Todd  &  Heyburn  PLLC
     400  West  Market  Street,  32nd  Floor
     Louisville,  Kentucky  40202
     Attn:  C.  Edward  Glasscock


     if  to  the  Company  or  Charter,

     2839  Paces  Ferry  Road
     Suite  500
     Atlanta,  Georgia  30339
     Attn:  Stephen  L.  Schilling

     with  a  copy  to,

     Cushing,  Morris,  Armbruster  &  Jones,  LLP
     229  Peachtree  Street,  N.E.
     Suite  2110  International  Tower
     Atlanta,  Georgia  30303
     Attn:  Charles  M.  Cushing,  Jr.

     Mailed notices shall be deemed to have been given on the third business day after being so mailed with proper postage.

     13.5     Assignment;  Successors.  This Agreement shall be binding upon and
              -----------------------
inure to the benefit of the parties hereto and to their respective permitted successors and assigns. The Company may not assign any of its rights and obligations under this Agreement without obtaining the prior consent of Purchaser, except that the Company may assign all of its rights and obligations under this Agreement without the prior consent of Purchaser in connection with the merger, consolidation or sale of substantially all of its assets and business to another entity which specifically agrees to be bound by the terms of this Agreement and which is capable of performing the Company's obligations under this Agreement; provided that the Company shall not be relieved of its obligations arising under this Agreement. No Transfer of any Securities shall be valid unless the terms and conditions of this Agreement have been complied with prior to any such Transfer and the transferee shall hold such Securities subject to the terms of this Agreement.

     13.6.     Severability.  The  holding of any provision of this Agreement to
               ------------
be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

     13.7     Waiver.  A  waiver  by  any  party of a breach of any provision of
              ------
this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

     13.8     Further  Agreements.  The parties agree to execute and deliver all
              -------------------
such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

     13.9     Expenses.  Each  party  shall be responsible for its own legal and
              --------
other out-of-pocket expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement.

     13.10     Legend  on  Certificates.  All  certificates  representing  the
               ------------------------
Securities  now  owned  by  the Shareholders shall contain the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH A CERTAIN FINANCING AGREEMENT MADE BY AND AMONG CERTAIN HOLDERS OF SECURITIES OF THE COMPANY.

     All certificates evidencing the Securities issued after the date hereof to any of the Shareholders for any reason or purpose shall, when issued, contain a similar legend.

     13.11     Recovery  of  Expenses by Prevailing Party.  The party prevailing
               ------------------------------------------
in any civil action, arbitration or other proceeding shall be entitled to recover from the nonprevailing party in addition to any damages the prevailing party may have been awarded, all reasonable expenses that the prevailing party may have incurred in connection with such proceeding, including accounting fees, reasonable attorneys' fees and expert witnesses fees.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

     PURCHASER:

     PATTCO,  INC.


     By:

     Name:

     Title:


     COMPANY:

     TELECOMMUTE  SOLUTIONS  GP,  INC.


     By:

     Name:

     Title:

     CHARTER  COMMUNICATIONS
     INTERNATIONAL,  INC.


     By:

     Name:

     Title:

                                    EXHIBIT A
                                    ---------

                       RIGHTS, PRIVILEGES, PREFERENCES AND
                        RESTRICTIONS OF PREFERRED SHARES

                                     ------

                                    EXHIBIT B
                                    ---------

                   FORM OF KEY MANAGEMENT EMPLOYMENT AGREEMENT

                                       28
                                    EXHIBIT C
                                    ---------

                             FORM OF OPINION LETTER

                                    EXHIBIT D
                                    ---------

                                  BUSINESS PLAN

                                    EXHIBIT E
                                    ---------

                              FINANCIAL STATEMENTS